SUB-ITEM 77Q(3)

Artio Global Investment Funds

Amended Rule 18f-3 Plan dated December 16, 2010 is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement filed on Form Type 485BPOS on February 25, 2011 (Accession No. 0000930413-11-001274).